OTHER NON-CURRENT ASSETS, NET (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Other non-current assets:
Rent and property management deposits	¥ 48,531		¥ 51,786
Loans made to employees	16,825		30,284
Prepayment for equipment and leasehold improvement	8,443		10,276
Others	2,241		3,479
Total other non-current assets, net	¥ 76,040	$ 11,932	¥ 95,825